UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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☒	Soliciting Material Pursuant to §240.14a-12

Visual Networks, Inc.

(Name of Registrant as Specified in Its Charter)

Danaher Corporation

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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This filing consists of a slide show presentation presented by Fluke Electronics Corporation to Visual Networks employees on December 5, 2005.

Larry Barker
Filed by Danaher Corporation
Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company:  Visual Networks, Inc.
Commission File No.:  000-23699
Slide Show Presentation

FLUKE networks

NETWORKSUPERVISION

IVR
CTI
ACD

NETWORKSUPERVISION

Chris Odell President

FLUKE networks
NETWORKSUPERVISION

VISUAL NETWORKS

Fluke Networks is acquiring
Visual Networks, Inc.
•
What we will cover this morning
•
Who is Fluke Networks?
•
Where will the Visual Networks fit within Fluke
Networks?
•
Who is Fluke Networks’ parent company?
•
What are the key businesses of Fluke Networks?
•
Why is Fluke Networks acquiring Visual Networks?
•
What happens next?

•
Began as an exploratory business unit within Fluke
Corporation in 1992
–
Fluke Corporation has 50+ years as world-leader
of electronic test tools
•
In 2000, growth and market conditions caused
Fluke Networks to become a separate business
–
Fluke Networks and Fluke Corporation
are separate and distinct entities
–
Both are part of the Danaher family
of companies (NYSE:DHR)
Who is Fluke Networks? Who is Fluke Networks?
DSP-100
Fluke Networks’
First  Cable Tester
Fluke Networks’
First  Handheld
Network Analyzer

FLUKE networks
NETWORKSUPERVISION

DANAHER
FLUKE networks

Communication
Service Providers
•
Visual Networks will become one of Fluke Networks’ core
businesses, serving the enterprise market
Datacom and
Enterprise
Fluke Networks Businesses
and Support Organizations
Newly Acquired
Visual Networks
Combining Visual Networks and Fluke Networks
Visual Networks Mktg,
Eng, Prod, Dev, Mfg,
Sales
Engineering Sales
Finance and
Operations

Fluke Networks is part of
Danaher Corporation
Danaher, a diversified technology leader, designs,
manufactures, and markets innovative products and
services with strong brand names and significant
market positions over 6 strategic platforms
Environmental Hand Tools Motion Electronic Test Medical Product ID
Fluke and Fluke Networks are separate operating
companies within Danaher but are part of the same
strategic platform

Danaher Performance
All figures in $m except EPS
Excludes the following special credits and charges:
-
restructuring charges in 2001 and accounting changes and unusual credits in 2002 and 2003
00
01
02
03
04
$552.1
$571.7
$694.8
$823.5
$1,105.1
00
01
02
03
04
$1.11
$1.15
$1.38
$1.64
$2.30
00
01
02
03
04
$3,778
$3,782
$4,577
$5,294
$6,889
SALES OPERATING INCOME
EPS
CAGR 16% CAGR 19%
CAGR 20%

Danaher 10 Year Shareholder Return
0
100
200
300
400
500
600
700
800
900
1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004
Danaher 24.5% CAGR
Dover 14.0%
Textron 14.0%
Honeywell 9.6%
GE 18.0%
ITW 16.9%
Emerson 11.1%
Cooper  10.6%
SPX 17.8%
Ingersoll-Rand  16.1%
Thermo Electron 5.8%
Eaton 15.6%
3M 15.0%
Parker Hannifin 16.0%
S&P 500 12.0%

FLUKE networks

NETWORKSUPERVISION

IVR
CTI
ACD
Expert Analysis Engine
CRIS
LFACS
SORD
LMOS
SWITCH
BOSS
MARCH
WFA
ASON
ACIS
MTAS
NMA
FOMS
SONAR
REACT
NOW

NETWORKSUPERVISION

Fluke Networks

•
Continuously profitable company since its inception
•
Approximately 50% of revenue from outside the U.S.
•
Over 600 associates worldwide
Worldwide Headquarters: Everett, WA
Major facilities: Colorado Springs; Austin, TX; Dallas, TX; Buford, GA;
Cincinnati, OH; Bridgewater, NJ; Camarillo, CA
Sales Offices & Associates: Worldwide
Fluke Networks

•
Focus on value, quality, and reliability
•
“Firsts” in all categories entered
1995
Digital
Cable
Tester
1999
Digital Cat
6 Cable
Tester
1997
Handheld
ATM
Analyzer
Handheld
Network
Analyzer
1993
Out of
the Box
Network
Mgmt
1998 1998
Web-
Enabled
Handheld
Analyzer
xDSL
Installation
Tool
1997
Handheld
Frame Relay
Installation Tool
1999
Full line-rate
Gigabit
Analysis
2000
1993
Cat 5
Tester
(Microtest)
Handheld
Fast
Ethernet
Analyzer
1996 1998
Cat 6 Tester
(Microtest)
Distributed
Analyzer for
Workgroups
& VLANs
2002
Certifying
OTDR for
fiber LANs
2002
Self-contained
OC3/OC12
WAN Analyzer
2003
Integrated
WAN/LAN &
WLAN network
analysis solution
2003
Digital
toner and
probe
2004
2004
Analyzer to
test Virtual
LANS
(VLANs)
CableAnalyzer to
dramatically
reduce total time
to certify
2004
Category
defining
connectivity
Tester
2000
Wired/Wireless
Network
Analyzer
2002
EtherScope
Network
Assistant
portable, Gigabit
LAN analyzer
2004
Residential
VDV
Tester
2001
Application
performance
analyzer
measures
end-user
response time
2004
EtherScope
Network
Assistant  with
a//b/g wireless
2005
History of Innovation
16 test sets
in 1
instrument
2001
Integrated
Network
Analyzer
2000

FLUKE networks
NETWORKSUPERVISION

NETWORKSUPERVISION

12 What does Fluke Networks do? We deliver…. What is Network SuperVision?

Network SuperVision is our brand promise
•
Helping customers gain unique vision into the
network, and understand at a glance what is right
and wrong, is core to all our external messaging
•
It is how we express ourselves to our customers
concerning
–
our company
–
our products
–
our value proposition
•
We articulate this with three key statements …

Portable
Distributed
Software
Installers/
Maintainers
Enterprise
Networks
Public
Networks
Techs Mgt Techs Admins Engineers Techs Mgt
OptiView Integrated
Network Analyzer
Loop
Testers
Operation Support
Systems
LinkRunner, NetTool,
EtherScope
OptiView Console
LinkWare™ Cable Test
Management Software
LinkWare™ Stats
Protocol Expert
DTX
OptiFiber
DaVaR
Systems
#1 - The right tool for the right person
Fiber Test
Butt Sets
SuperAgent Application
Performance Analyzer
ReporterAnalyzer

FLUKE networks
NETWORKSUPERVISION

Protocol Inspector
DTX CableAnalyzer™ Series
EtherScope™ Network Assistant
NetTool™ Inline Network Tester
OptiView™ Console
OptiView™ Series II Integrated Network Analyzer
OptiView™ WAN Analyzer
ReporterAnalyzer™

15 Hardware Software Physical Application #2 - More ways to look at your network LAN WAN Portable Distributed

FLUKE networks
NETWORKSUPERVISION

850 nm TRACE
OFTM-5612
Auto OTDR
1X
PASS
ation: 99.25 m 0.03 dB
m, ◂▸ Cursor, press EXIT to view SUMMARY
View Events
◂Event
Event▸
Set Mark
Device Details
AP1200-1a4d9e
Find
Overview
Signal Strength
WLAN Statistics
Traffic Rates
Problems
Trace Route
Ping
Wireless Throughput
Locate
Link
Scale
Low
Medium
High
Signal Strength (tx)
0%
100%
62%
Last Seen: 14:35:58 2005-09-08
SSID: G_pod_testAP
Channel: 3
Scan 3b/g
Response Time Composition: Average
Time (sec)
Srv Resp
Data Xfer
Retrans
Netwk RTT

16 #3 - Each solution gives you unique vision into your network

FLUKE networks
NETWORKSUPERVISION

2004 Best of Show TECHXNY

2005 Network Computing Well-Connected Awards Winner

Cabling Business Magazine's Award of Excellence Hardware & Equipment

Network Magazine Product of the Year 2003

Best of CeBIT america Finalist

2001 Network Computing Well-Connected Awards Finalist

Network Magazine Product of the Year 2001

2002 Technology Awards Fiberoptic Product News

Enterprise Product of the Year Network Computing Asia Gold Award 2002

Network Magazine Product of the Year 2000

2004 Network Computing Well-Connected Awards Finalist

Network Magazine Product of the Year 2002

1999 ComNews Editors' Choice

Network Magazine Product of the Year 1999

DataComm Magazine Hot Products January 1996

Network Products of the Year

Best of Show Award Networld + Interop Tokyo

Networking industry awards 2005 Winner

1994 BYTE Award of Distinction

Network Computing Well-Connected Award

Recommended pclan

European VNU Labs

PCWeek Winners' Circle PC Expo 1998

networking industry awards '97

2000 Winner PC Magazine Award for Technical Excellence

Product 1996 of the Year InfoWorld

Teleconnect

Best of BICSI

LAN Magazine Asian Edition Award

Networking industry awards 2005 Winner

Networld + Interop '94

Network Computing Well-Connected Award 1996

Networking industry awards 2005 Winner

2004 ComNews Editors' Choice

Data Communications Best of Show 96 & 97 Networld + Interop

1996 Finalist PC Magazine Award for Technical Excellence

Winner 1993 ComNet New Product Achievement Award

LAN 1996 Products of the Year

LAN Times Readers' Choice 1999

PC IT Best Networking & Communications Product

Best of LAN Times 1996

ComNews Editors' Choice 2004

Internetwork's Standards Achievement Award 1996 Winner

Best of LANTIMES 1996

17 Most awarded network management solutions in the industry… emap COMPUTIN networking industry awards ‘95 Best LAN Management Produc Fluke LANMeter Series

Core Businesses
Distributed and handheld
LAN and WAN
test and analysis solutions
xDSL qualification
Process improvement
Access management and testing
Communication
Service Providers
Copper & fiber cable
certification and troubleshooting
Communication networks testing
Datacom
Installers
Enterprise
Management

•
Market leader in copper & fiber cable
certification and troubleshooting
•
Communication networks testing
–
Copper Test Solutions
• Test, certify and document copper and fiber links
• Significantly reduce total time to certify
–
Fiber Test Solutions
• Comprehensive line of optical fiber test kits
• Verify, certify and document fiber links
• Advanced inspection scopes
–
Residential Solutions
• A growing market with increasingly complex requirements
• Fluke Networks provides tools, answers, market leadership
Datacom Overview

FLUKE networks
NETWORKSUPERVISION

Proactive / Preventative
GOFFR
Predictor
LES
CTI
DIAW
CAPS
PPR
Testability
UBLT
NET FACT
TES
Dispatch/Trouble Handling Optimization
NET RETEST
NET SSM
DV&F
Proactive Operational OSSs
TimeSheets
Tech EXPERT
Bad Plant
Provisioning
COMPAS
NET SO
LoopEXPERT

RemoteTestUnit

RemoteTestUnit

Communication Service
Provider Overview
•
Focused on two critical business needs:
–
Migrate from legacy to next generation
networks … voice, data and video services
–
Process improvement solutions
• Improve productivity and
• Lower operating costs
•
Major product families
–
NetDSL Bulk Qualification Systems
–
LoopExpert Proactive and Reactive OSS
Software Solutions
–
Access Network Field Test Instruments
–
Centralized Test Systems

Fluke Networks’ enterprise solutions
•
LAN and WAN test and analysis solutions
–
Portable Network Test & Analysis
• Enterprise-wide view from anywhere on your wired or wireless network
–
Wireless LAN troubleshooting and
management
• Solutions to successfully troubleshoot and manage
802.11a/b/g  wireless networks
–
Application and network performance
monitoring and analysis
• Enterprise application SLA monitoring, reporting and
application troubleshooting
• Enterprise WAN monitoring, analysis,
troubleshooting, capacity planning and executive reporting
• Remote office monitoring and troubleshooting solutions
• VoIP QoS monitoring and troubleshooting

FLUKE networks
NETWORK SUPERVISION

Visual UpTime Select
T1 CSU/DSU

The companies’ APM solutions
are complementary
•
SuperAgent works in data center
–
Measures end-to-end response time
–
Identifies the problem domain
•
Visual Networks gathers data at remote
locations
–
Fully instruments remote locations
–
Reflects user experience

FLUKE networks
NETWORK SUPERVISION
VISUAL NETWORKS

Where Visual Networks fits
within Fluke Networks
•
Brand
–
Fluke Networks’ Network SuperVision
–
Visual Networks
• Visual Uptime Select
• Visual IP InSight
– “Provide the highest degree of visibility”
– “Visibility into layers 1-7”
–
Both companies offer customers vision into their networks
•
Products
–
Visual Networks’ solutions expand Fluke Networks’ application and network performance monitoring and analysis portfolio with large scale enterprise networked application traffic monitoring and troubleshooting
–
Visual Networks’ expands Fluke Networks’ presence into managed services marketplace
•
Markets
–
Visual Networks’ VARs, master distributors and carriers open reach customers not covered by FNET’s direct sales, rep firms and distributors

What is Fluke Networks’
go-forward plan for Visual Networks?
•
Today’s announcement is about the intended acquisition
•
We can say nothing definitive going forward until after closing
•
We expect much more will stay the same than will change
•
We will form an integration team
•
Headed by Jeff Lime, Fluke Networks Senior Vice President
of Enterprise/Datacom Marketing
•
Strongly supported by Fluke Networks’ DBS Leader
•
Team members from Fluke Networks, Fluke Corp and Visual
Networks

Important Additional Information and Where to Find It

Visual Networks, Inc. plans to file with the SEC and mail to its stockholders a Proxy Statement in connection with the transaction. The Proxy Statement will contain important information about Visual Networks, the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available. Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Visual Networks by calling 301.296.2300.

Danaher Corporation and Visual Networks, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Danaher’s directors and executive officers is contained in Danaher’s Form 10-K for the year ended December 31, 2005 and its proxy statement dated March 25, 2005. Information regarding Visual Networks’ directors and executive officers is contained in Visual Networks’ Form 10-K for the year ended December 31, 2004 and its proxy statement dated April 23, 2005, which are filed with the SEC. As of December 1, 2005, Visual Networks’ directors and executive officers beneficially owned approximately 206,096 shares, or less than 1%, of Visual Networks’ common stock. In addition, Danaher’s subsidiary, Fluke Electronics Corporation, has also entered into employment agreements with Lawrence S. Barker and Donald Clarke, effective upon the closing of the merger. A more complete description will be available in the Proxy Statement.

Cautionary Note Regarding Forward-Looking Statements

Statements in this document regarding the proposed merger transaction, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Danaher or Visual Networks’ managements’ future expectations, beliefs, goals, plans or prospects constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words “believes,” “will,” “plans,” “anticipates,” “expects” and similar expressions) should also be considered to be forward looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward looking statements, including: the ability to consummate the transaction, the ability of Danaher to successfully integrate Visual Networks’ operations and employees; the ability to realize anticipated synergies and cost savings; and the other factors described in Danaher’s Annual Report on Form 10-K for the year ended December 31, 2004 and its most recent quarterly report filed with the SEC and in Visual Networks’ Annual Report on Form 10-K for the year ended December 31, 2004 and its most recent quarterly report filed with the SEC. Danaher disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this document.